UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):
August 22, 2011

Wabash National Corporation
(Exact name of registrant as specified in its charter)
__________________

Delaware	1-10883	52-1375208
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

1000 Sagamore Parkway South Lafayette, Indiana		47905
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code:
(765) 771-5310

__________________

Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

INFORMATION TO BE INCLUDED IN THE REPORT

Section 1 – Registrant’s Business and Operations

Item 1.01 – Entry into a Material Definitive Agreement.

On August 22, 2011, Wabash National Corporation (the “Company”) entered into the First Amendment to Credit Agreement (the “Amendment”) with its lenders under the Company’s Credit Agreement (the “Credit Agreement”) signed on June 28, 2011.  The Amendment was entered into to permit an increase to the total commitment of the revolving credit facility (the “Revolver”) from $150 million to $175 million.

Under the Credit Agreement the Company had the option, subject to certain conditions, to request up to two increases to the $150 million Revolver in minimum increments of $25 million and not to exceed $50 million in the aggregate (any such increase, a “Revolver Increase”).  Pursuant to the Amendment, the Company requested a Revolver Increase of $25 million.  All lenders under the Credit Agreement agreed to participate in the Revolver Increase and the Revolver Increase was effective August 22, 2011.  As of the effective date of the Amendment and related Revolver Increase, no default or event of default existed.  The Company continues to have the option, subject to certain conditions, to request one additional Revolver Increase of $25 million.

A copy of the Amendment is attached as Exhibit 10.1 and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit 10.1
First Amendment to Credit Agreement, dated August 22, 2011, by and among Wabash National Corporation and certain of its subsidiaries identified on the signature page thereto, Wells Fargo Capital Finance, LLC, as joint lead arranger, joint bookrunner and administrative agent, and RBS Citizens Business Capital, a division of RBS Citizens, N.A., as joint lead arranger, joint bookrunner and syndication agent and the other lenders and agents named therein, between the Company and its lenders

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WABASH NATIONAL CORPORATION

Date: August 22, 2011	By:	/s/ Mark J. Weber Mark J. Weber Senior Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

10.1
First Amendment to Credit Agreement, dated August 22, 2011, by and among Wabash National Corporation and certain of its subsidiaries identified on the signature page thereto, Wells Fargo Capital Finance, LLC, as joint lead arranger, joint bookrunner and administrative agent, and RBS Citizens Business Capital, a division of RBS Citizens, N.A., as joint lead arranger, joint bookrunner and syndication agent and the other lenders and agents named therein, between the Company and its lenders